UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2014

PetroLogistics LP
(Exact name of registrant as specified in its charter)

Delaware	001-35529	45-2532754
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis Street, Suite 3250
 Houston, TX 77002
 (Address of principal executive office) (Zip Code)

(713) 255-5990
 (Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 2, 2014, PL Propylene LLC (“PL Propylene”), the operating subsidiary of PetroLogistics LP (the “Partnership”), entered into a First Amendment to Propylene Supply Contract (the “First Amendment”) with Total Petrochemicals & Refining USA, Inc., (“TOTAL”) which effective as of December 31, 2013, amends the Existing Contract (as defined below) to, among other things, extend the term of the Existing Contract.  PL Propylene and TOTAL are parties to the Propylene Supply Contract dated effective as of September 30, 2009 (the “Existing Contract”).

The First Amendment extends the term of the Existing Contract to December 31, 2017, and makes no other material changes to the Existing Contract.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROLOGISTICS LP

By: PetroLogistics GP LLC, Its General Partner

Dated: January 3, 2014	By:	/s/ Richard Rice
	Name:	Richard Rice
	Title:	Senior Vice President, General Counsel and Corporate Secretary